UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

Item 1  –  Reports to Stockholders

10

Invests primarily in global fixed-income securities.

Aberdeen Global Income Fund, Inc.

Semi-Annual Report

April 30, 2010

Letter to Shareholders (unaudited)

June 10, 2010

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2010. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 7.05% for the six months ended April 30, 2010 and 8.04% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 6.2% over the six-month period, from $11.70 on October 31, 2009 to $12.43 on April 30, 2010. The Fund’s share price on April 30, 2010 represented a premium of 3.1% to the NAV per share of $12.06 on that date, compared with a premium of 0.3% to the NAV per share of $11.67 on October 31, 2009. At the date of this letter, the share price was $11.14, representing a discount of 3.0% to the NAV per share of $11.48.

Credit Quality: 66.0% of Securities Rated or Deemed Equivalent to A or Better

As of April 30, 2010, 66.0% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended April 30, 2010 totaled $0.84 per share. Based on the share price of $12.43 on April 30, 2010, the distribution rate over the twelve months then ended was 6.77%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On June 9, 2010, the Board of Directors (the “Board”) authorized a monthly distribution of 7.0 cents per share, payable on July 16, 2010 to common shareholders of record as of June 30, 2010.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. It is the Board’s intention that a monthly distribution of at least 7.0 cents per share be maintained for twelve months, beginning with the July 16, 2010 distribution payment. This policy is subject to regular review at the

Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in September 2010.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2010 and the fiscal year ended October 31, 2009, the Fund repurchased 0 and 31,000 shares, respectively, through this program.

Revolving Credit Facility and Leverage

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was amended effective on March 4, 2010, to increase the facility from US$30,000,000 to US$40,000,000. The outstanding balance on the loan as of April 30, 2010 is US$40,000,000. The Board continually evaluates the use of leverage for the Fund. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies related to portfolio securities during the twelve months ended June 30, 2009, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Transfer Agent and Dividend Reinvestment and Direct Stock Purchase Plan

We would like to advise you that as of September 24, 2010, Computershare Trust Company, N.A. (“Computershare”) will replace

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

The Bank of New York Mellon Corporation (“BNY Mellon”) as the transfer agent for the Fund. Computershare has been servicing investment company investors for over 35 years and will provide you the flexibility to access information and process transactions using their toll-free shareholder services center, automated telephone support system and online investor center. No actions are required on your part with respect to this change.

In addition, as part of a broad effort to enhance available services to shareholders, we are pleased to announce the availability of a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) that will be sponsored and administered by Computershare. Effective September 24, 2010, the Dividend Reinvestment Plan (the “DRIP”) currently administered by BNY Mellon will terminate and participants in the DRIP will automatically be enrolled in the Plan administered by Computershare. Shareholders will receive a separate mailing containing additional information about the enhanced features of the Plan, including the related terms and conditions.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5233 in the United States,
•	Emailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeenfco.us.

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses the most topical information about the funds including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for the email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may be required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2009, including the distribution paid on June 11, 2010 are comprised entirely of net investment income.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2011, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2010 calendar year.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates, unless an election is made to receive distributions in cash. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage commisions on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, please contact the Plan Agent;

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Report of the Investment Manager (unaudited)

Share Price Performance

On April 30, 2010, the Fund’s share price was $12.43, which represented a premium of 3.1% to the NAV per share of $12.06. As of June 10, 2010, the share price was $11.14, representing a discount of 3.0% to the NAV per share of $11.48.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common stockholders. The amounts borrowed from the line of credit may be invested at higher rates than incurred under the credit loan facility. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also included a requirement that the Fund maintain an NAV of no less than $90 million.

Prices and availability of leverage are volatile in the current market environment. The Board continually evaluates the use of leverage for the Fund and may explore other forms of leverage. In December 2008, the Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund enters into interest rate swaps to efficiently gain or hedge interest rate or currency risk. As of April 30, 2010, the Fund held interest rate swap agreements with an aggregate notional amount of US$21 million which represented approximately 52% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2010	Amount (in $ million)	Fixed Rate Payable (%)
50 months	7.0	3.0125
24 months	7.0	1.8170
12 months	7.0	1.4700

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Board’s Leverage Committee.

Economic Review

The fourth quarter of 2009 was generally a poor quarter for government bond markets. The US was the worst performer with ten year yields rising by around 50 basis points. The key drivers of this move were the ongoing strong performance of risk assets – equities, corporate bonds and emerging markets closed at year highs – and data suggesting that the pace of economic expansion is likely to gather pace in the early stages of 2010. There were no rate changes to official rates in the US, Euro zone, UK and Japan, although in Australia the central bank raised rates three times reflecting a more balanced outlook for the economy coupled with inflation expectations that were less benign than six months ago.

Despite volatility, the government bond markets made a positive start to 2010, with positive returns in most major markets with the exception of Japan. Europe outperformed the US and the UK, as a weaker growth outlook and ongoing volatility in sovereign yield spreads proved positive for core European government bonds.

During the period, the focus remained on sovereign risk and Greece in particular. Despite some apparent divisions between the French and German governments, a Euro-wide agreement was finally reached whereby the Euro zone and the IMF would provide support to Greece. This, combined with a general increase in risk appetite in other asset classes such as equities and corporate bonds, allowed peripheral spreads to stabilize.

Emerging market debt was supported by improving global growth indicators, strong earnings reports and continuing low global interest rates. Though the Greece fiscal situation caused a sharp correction during the quarter, the realization that some sort of package from the Euro zone or IMF would be forthcoming turned most markets sharply higher by quarter end. High yield sovereigns such as Ukraine, Pakistan and Venezuela were among the top performers. Other outperformers included Lithuania, Iraq, Ghana and Gabon. Higher grade credits generally underperformed as US treasuries weakened, though almost all credits in the index still had some spread compression.

In the currency markets, the US dollar remained strong despite a recovery in risk appetite as it benefited from Euro and Sterling underperformance. The Euro was under constant pressure as markets remained negative on the fiscal deficits of certain component Euro zone states. Sterling underperformed on renewed concern that political deadlock would prevent credible policies from being put in place to address the large fiscal deficit.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2010, 66.0% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at least “A” by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2010, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %
April 30, 2010	44.6	9.4	12.0	14.6	12.9	6.5	0.0
October 31, 2009	42.5	13.3	13.5	11.3	15.0	4.2	0.2
April 30, 2009	41.4	12.5	14.5	10.3	18.1	2.9	0.3

*	Below investment grade

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographic composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2010, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2010	71.0	11.8	17.2
October 31, 2009	70.1	11.4	18.5
April 30, 2009	70.2	8.3	21.5

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2010, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2010	93.1	3.3	3.6
October 31, 2009	94.4	2.5	3.1
April 30, 2009	96.6	1.4	2.0

Maturity Composition

As of April 30, 2010, the average maturity of the Fund’s total investments was 9.0 years, compared with 9.6 years on October 31, 2009. The table below shows the maturity composition of the Fund’s investments as of April 30, 2010, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2010	30.1	15.8	31.3	22.8
October 31, 2009	30.2	17.1	29.9	22.8
April 30, 2009	25.0	17.8	32.1	25.1

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	April 30, 2010	October 31, 2009	April 30, 2009
Australia
90 day bank bills	4.63%	3.94%	3.08%
10 year bonds	5.71%	5.54%	4.57%
Australian Dollar	$0.93	$0.90	$0.73
Canada
90 day bank bills	0.39%	0.25%	0.28%
10 year bonds	3.65%	3.42%	3.10%
Canadian Dollar	$0.99	$0.93	$0.84
Malaysia
90 day T-bills	2.58%	2.04%	1.83%
10 year bonds	4.06%	4.28%	3.96%
Malaysian Ringgit*	~~R~~3.18	~~R~~3.41	~~R~~3.56
New Zealand
90 day bank bills	2.75%	2.81%	2.87%
10 year bonds	5.91%	5.73%	5.31%
New Zealand Dollar	$0.73	$0.72	$0.57
Philippines
90 day T-bills	4.14%	4.07%	4.51%
10 year bonds	8.11%	7.95%	8.13%
Philippines Peso*	~~P~~44.46	~~P~~47.62	~~P~~48.36
Singapore
90 day T-bills	0.33%	0.43%	0.20%
10 year bonds	2.67%	2.55%	2.04%
Singapore Dollar*	~~S~~$1.37	~~S~~$1.40	~~S~~$1.48
South Korea
90 day T-bills	2.15%	2.20%	1.96%
10 year bonds	4.82%	5.43%	4.69%
South Korean Won*	~~W~~1,108.35	~~W~~1,182.25	~~W~~1,283.00
Thailand
90 day deposits	0.75%	0.75%	0.75%
10 year bonds	3.53%	4.34%	2.92%
Thai Baht*	~~B~~32.36	~~B~~33.43	~~B~~35.26
United Kingdom
90 day bank bills	0.68%	0.59%	1.45%
10 year bonds	3.85%	3.62%	3.50%
British Pound	£1.53	£1.65	£1.48
U.S.$ Bonds**
Malaysia	1.30%	1.74%	2.73%
Philippines	5.11%	5.69%	7.03%
South Korea	3.88%	4.41%	5.85%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and British pound are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS—130.9%
	ARGENTINA—2.2%
ARS	1,620	Republic of Argentina, 2.00%, 2/04/18 (a)	$662,514
USD	1,710	Republic of Argentina, 7.00%, 3/28/11	1,691,190
			2,353,704
	AUSTRALIA—26.1%
AUD	500	Australia & New Zealand Banking Group Ltd., 8.50%, 4/22/13	490,199
AUD	500	AXA SA, 7.50%, 10/26/16 (a)(b)	397,148
AUD	1,000	Brisbane Airport Corp. Ltd., 7.30%, 6/30/10	925,772
AUD	1,200	Caisse d’Amortissement de la Dette Sociale, 7.50%, 2/28/13	1,157,229
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/14	435,478
AUD	500	Cie de Financement Foncier, 6.25%, 1/30/17	435,153
AUD	1,000	Commonwealth Bank of Australia, 8.50%, 6/24/11	956,923
AUD	500	Deutsche Bank AG, 7.50%, 10/19/12	472,505
AUD	200	Eurofima, 6.00%, 1/28/14	184,737
AUD	1,000	European Investment Bank, 7.00%, 1/24/12	950,019
AUD	500	Goldman Sachs Group, Inc., 6.35%, 4/12/16	430,045
AUD	500	HBOS PLC, 6.75%, 5/01/12 (a)(b)	379,424
AUD	1,500	HSBC Bank Australia Ltd., 4.327%, 5/20/11 (a)(b)	1,361,223
AUD	1,000	ING Bank Australia Ltd., 7.00%, 4/24/12	931,585
AUD	500	Inter-American Development Bank, 6.50%, 8/20/19	467,436
AUD	750	International Finance Corp., 7.50%, 2/28/13	727,672
AUD	500	Kommunalbanken AS, 6.375%, 3/30/12	468,005
AUD	500	Kreditanstalt fuer Wiederaufbau, 6.25%, 1/30/12	468,940
AUD	1,700	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	1,617,695
AUD	500	Leighton Finance Ltd., 9.50%, 7/28/14	469,284
AUD	500	Macquarie Bank Ltd., 6.50%, 5/31/12 (a)(b)	434,879
AUD	200	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	178,688
AUD	500	Mirvac Group Funding Ltd., 6.75%, 9/15/10	462,689
AUD	500	Monumental Global Funding Ltd., 6.50%, 11/08/11	449,273
AUD	500	National Capital Trust III, 5.443%, 9/30/16 (a)(b)	392,340
AUD	1,000	New South Wales Treasury Corp., 7.00%, 12/01/10	939,076
AUD	500	Royal Bank Of Scotland NV, 6.50%, 5/17/13 (a)(b)	359,024
AUD	500	Royal Womens Hospital Finance Pty Ltd., 6.20%, 3/26/17 (a)	401,128
AUD	1,500	St. George Bank Ltd., 10.00%, 5/09/13 (a)(b)	1,492,060
AUD	500	Stockland Trust Management Ltd., 8.50%, 2/18/15	469,529
AUD	1,000	Sydney Airport Finance Co. Pty Ltd., 6.25%, 11/21/11	902,472
AUD	500	Volkswagen Financial Services Australia Pty Ltd., 7.00%, 6/24/11	465,482
AUD	500	Wesfarmers Ltd., 8.25%, 9/11/14	480,094
AUD	3,570	Western Australia Treasury Corp., 8.00%, 6/15/13	3,520,298
AUD	2,550	Western Australia Treasury Corp., 8.00%, 7/15/17	2,632,557
AUD	500	Westpac Banking Corp., 7.25%, 11/18/16	465,998
AUD	700	Westpac Banking Corp., 8.25%, 4/18/11	665,040
			28,437,099
	BRAZIL—4.1%
USD	120	Banco Nacional de Desenvolvimento Economico e Social, 6.50%, 6/10/19 (b)	127,500
BRL	1,710	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/17	912,151
BRL	1,950	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21	1,001,940
USD	490	Brazilian Government International Bond, 5.625%, 1/07/41	464,275
USD	500	Brazilian Government International Bond, 7.125%, 1/20/37	572,500
USD	92	DASA Finance Corp., 8.75%, 5/29/13 (b)	99,360
BRL	500	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, 19.125%, 6/28/10	291,241
USD	270	Fibria Overseas Finance Ltd., 7.50%, 5/04/15 (b)	272,430

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	BRAZIL (continued)
USD	196	Petrobras International Finance Co., 7.875%, 3/15/19	$229,020
USD	440	Rearden G Holdings EINS GmbH, 7.875%, 3/30/15 (b)	455,950
			4,426,367
	CANADA—18.2%
CAD	750	Canadian Government Bond, 5.50%, 6/01/10	741,310
CAD	2,000	Canadian Government Bond, 8.00%, 6/01/23	2,816,893
CAD	2,000	Canadian Government Bond, 9.00%, 6/01/25	3,104,784
CAD	400	Canadian Government Bond, 9.50%, 6/01/10	396,598
CAD	3,000	Canadian Government Bond, 10.25%, 3/15/14	3,755,847
CAD	2,000	Hydro Quebec, 9.625%, 7/15/22	2,894,605
CAD	500	Ontario Electricity Financial Corp., 8.50%, 5/26/25	687,557
CAD	2,000	Province of British Columbia, 9.50%, 1/09/12	2,212,640
CAD	2,000	Province of New Brunswick, 7.75%, 1/13/14	2,252,808
CAD	1,000	Province of Newfoundland, 5.125%, 12/29/10	1,003,878
			19,866,920
	CHINA—0.9%
USD	300	Agile Property Holdings Ltd., 10.00%, 11/14/13 (b)	317,640
USD	320	CFG Investment SAC, 9.25%, 12/19/10 (b)	342,400
USD	310	Parkson Retail Group Ltd., 7.875%, 11/14/11	324,214
			984,254
	COLOMBIA—1.4%
USD	737	Colombia Government International Bond, 6.125%, 1/18/41	706,783
USD	400	Colombia Government International Bond, 7.375%, 3/18/19	459,600
USD	250	Colombia Government International Bond, 7.375%, 9/18/37	278,750
USD	100	EEB International Ltd., 8.75%, 10/31/11 (b)	110,750
			1,555,883
	DOMINICAN REPUBLIC—1.0%
USD	610	Dominican Republic International Bond, 7.50%, 5/06/21	617,676
USD	400	Dominican Republic International Bond, 8.625%, 4/20/27	436,000
			1,053,676
	EL SALVADOR—0.7%
USD	330	El Salvador Government International Bond, 7.65%, 6/15/35	356,400
USD	320	El Salvador Government International Bond, 8.25%, 4/10/32	361,600
			718,000
	HUNGARY—1.4%
HUF	50,420	Hungary Government Bond, 5.50%, 2/12/16	240,055
HUF	144,110	Hungary Government Bond, 6.00%, 10/24/12	722,815
HUF	69,640	Hungary Government Bond, 6.50%, 6/24/19	342,452
USD	250	Hungary Government International Bond, 6.25%, 1/29/20	260,085
			1,565,407
	INDONESIA—3.2%
USD	450	Ciliandra Perkasa Finance Co. Pty Ltd., 10.75%, 12/08/11	464,090
USD	200	Indo Integrated Energy II BV, 9.75%, 11/05/13 (b)	214,000
USD	200	Indonesia Government International Bond, 8.50%, 10/12/35	251,500
USD	310	Indonesia Government International Bond, 10.375%, 5/04/14	385,950

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	INDONESIA (continued)
IDR	1,150,000	Indonesia Recapitalization Bond, 13.40%, 2/15/11	$133,774
IDR	2,900,000	Indonesia Recapitalization Bond, 13.45%, 8/15/11	346,240
IDR	3,650,000	Indonesia Treasury Bond, 10.75%, 5/15/16	450,613
USD	690	Majapahit Holding BV, 7.75%, 10/17/16	764,458
USD	100	Majapahit Holding BV, 7.75%, 1/20/20	109,380
USD	390	MGTI Finance Co. Ltd., 8.375%, 9/15/10	391,808
			3,511,813
	KAZAKSTAN—1.1%
USD	620	Halyk Savings Bank of Kazakhstan JSC, 9.25%, 10/16/13	660,300
USD	480	Kazakhstan Temir Zholy Finance BV, 6.50%, 5/11/11	491,376
			1,151,676
	LITHUANIA—1.7%
USD	880	Lithuania Government International Bond, 6.75%, 1/15/15	948,200
USD	790	Lithuania Government International Bond, 7.375%, 2/11/20	858,872
			1,807,072
	MALAYSIA—0.5%
USD	460	Petronas Capital Ltd., 7.875%, 8/12/19	571,191
	MEXICO—4.3%
USD	460	BBVA Bancomer SA, 7.25%, 4/22/20	466,771
USD	435	Corporacion GEO SAB de CV, 8.875%, 9/25/14	466,537
USD	400	Corporativo Javer SA de CV, 13.00%, 8/04/14	450,304
USD	300	Grupo Posadas SAB de CV, 9.25%, 1/15/15	314,250
MXN	6,900	Mexican Fixed Rate Bonds, 7.25%, 12/15/16	563,612
MXN	7,900	Mexican Fixed Rate Bonds, 8.00%, 6/11/20	670,768
MXN	3,880	Mexican Fixed Rate Bonds, 10.00%, 12/05/24	380,996
MXN	5,900	Mexico Cetes, Zero Coupon, 6/03/10	477,281
USD	630	Pemex Project Funding Master Trust, 5.75%, 3/01/18	651,126
USD	240	Pemex Project Funding Master Trust, 6.625%, 6/15/38	234,097
			4,675,742
	NETHERLANDS—0.4%
USD	450	GTB Finance BV, 8.50%, 1/29/12	461,250
	NEW ZEALAND—25.1%
NZD	3,000	ANZ National Bank Ltd., 7.60%, 3/02/12 (a)(b)	2,229,154
NZD	1,000	Auckland Healthcare Services Ltd., 7.75%, 9/15/15	773,804
NZD	3,000	Bank of America Corp., 7.53%, 3/08/12	2,199,015
NZD	1,000	Council of Europe Development Bank, 7.75%, 11/15/11	764,737
NZD	2,000	Deutsche Bank AG, 3.60%, 6/16/10 (a)(b)	1,356,505
NZD	2,000	European Investment Bank, 6.50%, 9/10/14	1,519,584
NZD	1,000	General Electric Capital Corp., 6.50%, 9/28/15	731,779
NZD	1,000	General Electric Capital Corp., 6.75%, 9/26/16	739,837
NZD	2,000	Inter-American Development Bank, 6.00%, 12/15/17	1,465,370
NZD	750	International Bank for Reconstruction & Development, 7.50%, 7/30/14	589,942
NZD	1,000	Landwirtschaftliche Rentenbank, 7.75%, 4/15/13	776,346
NZD	5,750	New Zealand Government Bond, 6.00%, 12/15/17	4,259,589
NZD	1,710	New Zealand Government Bond, 6.50%, 4/15/13	1,303,667
NZD	1,000	Powerco Ltd., 6.39%, 3/29/13	710,736
NZD	1,000	Province of Manitoba, 6.375%, 9/01/15	745,769

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	NEW ZEALAND (continued)
NZD	1,500	Province of Ontario, 6.25%, 6/16/15	$1,117,547
NZD	1,000	Province of Quebec, 6.75%, 11/09/15	756,457
NZD	3,000	Rabobank Nederland NV, 6.25%, 11/22/11	2,239,823
NZD	1,000	Telstra Corp. Ltd., 7.15%, 11/24/14	743,956
NZD	3,000	Total Capital SA, 6.50%, 7/20/12	2,260,386
			27,284,003
	PERU—0.6%
PEN	1,560	Peru Government Bond, 8.20%, 8/12/26	644,606
	PHILIPPINES—2.0%
USD	850	Philippine Government International Bond, 6.375%, 10/23/34	846,770
USD	700	Philippine Government International Bond, 7.75%, 1/14/31	813,750
USD	40	Philippine Government International Bond, 8.375%, 6/17/19	49,648
USD	410	SM Investments Corp., 6.00%, 9/22/14	426,011
	2,136,179
	QATAR—1.2%
USD	720	Qatar Government International Bond, 5.25%, 1/20/20	745,200
USD	580	Qatar Government International Bond, 6.40%, 1/20/40	607,550
	1,352,750
	RUSSIA—4.2%
USD	460	BOM Capital PLC, 6.699%, 3/11/15	470,102
USD	225	Evraz Group SA, 8.25%, 11/10/15	232,875
USD	800	Gaz Capital SA for Gazprom, 9.25%, 4/23/12 (b)	945,000
USD	420	Lukoil International Finance BV, 7.25%, 11/05/19	448,371
RUB	11,031	Red Arrow International Leasing PLC, 8.375%, 6/30/12	378,156
RUB	26,700	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.50%, 3/25/13	897,764
USD	184	Russian Foreign Bond-Eurobond, 7.50%, 3/31/30	210,790
USD	460	Russian Railways, 5.739%, 4/03/17	464,094
USD	440	TNK-BP Finance SA, 7.50%, 7/18/16	478,500
	4,525,652
	SINGAPORE—0.2%
USD	270	Yanlord Land Group Ltd., 9.50%, 5/04/14 (b)	267,538
	SOUTH AFRICA—1.9%
ZAR	6,300	South Africa Government Bond, 10.50%, 12/21/26	981,381
USD	460	South Africa Government International Bond, 5.50%, 3/09/20	468,390
USD	540	South Africa Government International Bond, 7.375%, 4/25/12	588,600
	2,038,371
	TURKEY—2.4%
TRY	1,085	Turkey Government Bond, 16.00%, 3/07/12	811,235
USD	730	Turkey Government International Bond, 7.25%, 3/15/15	822,163
USD	200	Turkey Government International Bond, 7.50%, 7/14/17	227,500
USD	640	Turkey Government International Bond, 9.50%, 1/15/14	764,800
	2,625,698
	UKRAINE—0.6%
USD	250	Biz Finance PLC for Ukreximbank, 8.375%, 4/27/15	247,825
USD	160	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 7.65%, 9/07/11	158,400

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2010

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	UKRAINE (continued)
USD	310	Ukraine Government International Bond, 6.75%, 11/14/17	$299,150
	705,375
	UNITED KINGDOM—21.0%
GBP	1,000	Lloyds Banking Group PLC, 9.125%, 10/17/11	1,638,737
GBP	260	Lloyds Banking Group PLC, 12.00%, 1/02/11	416,776
USD	400	Star Energy Geothermal Wayang Windu Ltd., 11.50%, 2/12/13 (b)	430,540
GBP	7,060	United Kingdom Gilt, 4.25%, 12/07/49	10,429,485
GBP	3,570	United Kingdom Gilt, 8.00%, 12/07/15	6,908,913
GBP	1,780	United Kingdom Gilt, 9.00%, 7/12/11	2,990,066
	22,814,517
	UNITED STATES—0.4%
USD	490	Pontis Ltd., 6.25%, 7/20/10	489,961
	URUGUAY—1.6%
UYU	17,098	Uruguay Government International Bond, 5.00%, 9/14/18 (c)	949,885
USD	740	Uruguay Government International Bond, 7.625%, 3/21/36	839,900
			1,789,785
	VENEZUELA—2.5%
USD	530	Petroleos de Venezuela SA, 5.25%, 4/12/17	343,838
USD	2,150	Venezuela Government International Bond, 5.75%, 2/26/16	1,548,000
USD	160	Venezuela Government International Bond, 7.00%, 12/01/18	114,400
USD	950	Venezuela Government International Bond, 7.75%, 10/13/19	684,000
			2,690,238
		Total Long-Term Investments (cost $130,137,814)	142,504,727
	SHORT-TERM INVESTMENTS—1.4%
	UNITED STATES—1.4%
USD	369	Time Deposit, State Street Bank & Trust Co., 0.01%, 05/03/10	369,000
USD	1,131	Repurchase Agreement, State Street Bank & Trust, 0.02% dated 4/30/10, due 5/03/10 in the amount of $1,131,002, (collateralized by $1,170,000 U.S. Treasury Bond,3.375% due 11/15/19; value $1,157,645)	1,131,000
			1,500,000
		Total Short-Term Investments (cost $1,500,000)	1,500,000
		Total Investments—132.3% (cost $131,637,814)	144,004,727

		Liabilities in Excess of Other Assets—(32.3)%	(35,158,009)
		Net Assets Applicable to Common Shareholders—100.0%	$108,846,718

ARS—Argentine Peso	HUF—Hungarian Forint	RUB—New Russian Ruble
AUD—Australian Dollar	IDR—Indonesian Rupiah	TRY—Turkish Lira
BRL—Brazilian Real	MXN—Mexican Peso	USD—U.S. Dollar
CAD—Canadian Dollar	NZD—New Zealand Dollar	UYU—Uruguayan Peso
GBP—British Pound Sterling	PEN—Peruvian Nouveau Sol	ZAR—South African Rand

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2010.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Inflation Linked Security.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2010 (concluded)

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate Paid by the Fund	Floating Rate Received by the Fund	Unrealized Depreciation

Deutsche Bank	April 21, 2011	USD7,000	1.4700%	3 month LIBOR	$(60,756)
Deutsche Bank	April 21, 2012	USD7,000	1.8170	3 month LIBOR	(92,462)
Deutsche Bank	June 30, 2014	USD7,000	3.0125	3 month LIBOR	(261,089)
					$(414,307)

Futures Contracts

Description	Expiration	Contracts	Unrealized Appreciation/ (Depreciation)
Purchase Contracts:
Australian Treasury Bond 6%—10 year	June 2010	128	$(78,069)
Sale Contracts:
Australian Treasury Bond 6%—3 year	June 2010	35	11,131
			$(66,938)

Forward Foreign Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Market Value as of April 30, 2010	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
settlement date 06/09/10	USD949,119	BRL1,747,000	$997,714	$(48,595)

United States Dollar/British Pound
settlement date 07/23/10	USD12,014,572	GBP7,853,000	12,011,412	3,160

United States Dollar/Hungarian Forint
settlement date 07/23/10	USD455,639	HUF90,604,000	445,093	10,546

United States Dollar/Mexican Peso
settlement date 07/23/10	USD507,779	MXN6,270,000	505,015	2,764

United States Dollar/New Zealand Dollar
settlement date 07/23/10	USD6,803,877	NZD9,650,000	6,975,693	(171,816)
Net USD Total			$20,934,927	$(203,941)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2010

Assets
Investments, at value (cost $131,637,814)	$144,004,727
Foreign currency, at value (cost $2,883,359)	2,991,317
Cash	114,875
Cash at broker for financial futures	534,197
Cash at broker for interest rate swap agreements	420,000
Interest receivable	2,780,404
Receivable for investments sold	1,075,846
Unrealized appreciation on forward foreign currency exchange contracts	16,470
Prepaid expenses and other assets	189,603
Total assets	152,127,439

Liabilities
Bank loan payable (Note 6)	40,000,000
Payable for investments purchased	1,410,318
Dividends payable to common shareholders	632,013
Unrealized depreciation on interest rate swaps	414,307
Unrealized depreciation on forward foreign currency exchange contracts	220,411
Investment management fee payable	89,988
Variation margin payable for futures contracts	66,938
Interest payable on bank loan	44,308
Administration fee payable	17,305
Accrued expenses and other liabilities	385,133
Total liabilities	43,280,721

Net Assets Applicable to Common Shareholders	$108,846,718

Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share)	$9,082
Paid-in capital in excess of par	104,302,979
Distributions in excess of net investment income	(1,167,995)
Accumulated net realized loss on investment transactions	(10,178,477)
Net unrealized appreciation on investments	2,408,070
Accumulated net realized foreign exchange gains	3,875,192
Net unrealized foreign exchange gains	9,597,867
Net Assets Applicable to Common Shareholders	$108,846,718
Net asset value per common share based on 9,028,669 shares issued and outstanding	$12.06

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2010

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $72,055)	$7,007,763

Expenses
Investment management fee	443,786
Directors’ fees and expenses	95,573
Administration fee	93,938
Legal fees and expenses	87,945
Bank loan fees and expenses	60,780
Independent auditors’ fees and expenses	44,972
Reports to shareholders and proxy solicitation	44,913
Investor relations fees and expenses	39,819
Insurance expense	38,826
Custodian’s fees and expenses	36,747
Transfer agent’s fees and expenses	11,041
Miscellaneous	23,547
Total operating expenses	1,021,887
Interest expense (Note 6)	322,596
Total expenses	1,344,483

Net investment income	5,663,280

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	1,719,732
Interest rate swaps	(264,162)
Futures contracts	(90,652)
Forward and spot foreign currency exchange contracts	1,061,038
Foreign currency transactions	291,052
2,717,008

Net change in unrealized appreciation/(depreciation) on:
Investments	(2,032,672)
Interest rate swaps	(90,540)
Futures contracts	91,861
Forward and spot foreign currency exchange contracts	(446,839)
Foreign currency translation	1,379,080
(1,099,110)
Net gain on investments, swaps, futures and foreign currencies	1,617,898
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$7,281,178

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Six Months Ended April 30, 2010 (unaudited)	For the Year Ended October 31, 2009

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations
Net investment income	$5,663,280	$5,544,890
Net realized gain/(loss) on investments, swaps and futures	1,364,918	(4,280,952)
Net realized gain/(loss) foreign currency transactions	1,352,090	(5,324,933)
Net change in unrealized appreciation/(depreciation) on investments, swaps and futures	(2,031,351)	13,330,944
Net change in unrealized appreciation on foreign currency translation	932,241	23,445,882
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	7,281,178	32,715,831

Distributions to common shareholders from:
Net investment income	(3,789,561)	(8,284,246)
Tax return of capital	–	(6,016,114)
Total decrease in net assets applicable to common shareholders resulting from distributions	(3,789,561)	(14,300,360)

Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 23,549 and 13,812 shares of common stock, respectively	280,386	154,290
Repurchase of common stock resulting in the reduction of 0 and 31,000 shares of common stock, respectively	–	(237,772)
Total increase/(decrease) in net assets from common stock transactions	280,386	(83,482)
Total increase in net assets applicable to common shareholders	3,772,003	18,331,989

Net Assets Applicable to Common Shareholders
Beginning of period	105,074,715	86,742,726
End of period (including distributions in excess of net investment income of ($1,167,995) and ($3,041,714), respectively)	$108,846,718	$105,074,715

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2010

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities
Interest received (excluding discount and premium amortization of $456,530)	$6,047,646
Operating expenses paid	(1,192,638)
Proceeds of short-term portfolio investments, net	1,641,000
Purchases of long-term portfolio investments	(38,330,981)
Proceeds from sales of long-term portfolio investments	27,758,647
Proceeds on forward foreign currency exchange transactions, net	1,046,268
Realized loss on interest rate swap transactions	(263,588)
Payments made to broker for interest rate swap agreements	(420,000)
Decrease in prepaid assets	(14,579)
Net cash used by operating activities	(3,278,225)
Cash flows used for financing activities
Increase in Bank Loan	10,000,000
Dividends paid to common shareholders	(3,507,520)
Net cash provided from financing activities	6,492,480
Effect of exchange rate on cash	(1,775,030)
Net increase in cash	989,225
Cash at beginning of year	2,116,967
Cash at end of year	$3,106,192

Reconciliation of Net Decrease in Net Assets from Operations to Net Cash (Including Foreign Currency) Used By Operating Activities
Net increase in net assets resulting from operations	$7,281,178
Decrease in investments	(9,909,210)
Net realized gains on investments	(1,719,732)
Net realized losses on swap transactions	264,162
Net realized losses on futures transactions	90,652
Net realized foreign exchange gains	(1,352,090)
Net change in unrealized (appreciation)/depreciation on investments, futures and swaps	2,031,351
Net change in unrealized foreign exchange (gains)/losses	(932,241)
Increase in interest receivable	(503,587)
Decrease in receivable for investments sold	688,283
Decrease in payable for investments purchased	(431,099)
Increase in payable for interest on Bank Loan	(6,219)
Proceeds on forward foreign currency exchange transactions, net	1,046,268
Payments made to broker for futures	(420,000)
Increase in payable for interest rate swap interest	574
Increase in prepaid assets, accrued expenses and other liabilities	143,485
Total adjustments	(11,009,403)
Net cash used by operating activities	$(3,278,225)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2010 (unaudited)		For the Year Ended October 31,
			2009	2008		2007		2006	2005
Per Share Operating Performance(1):
Net asset value per common share, beginning of period	$11.67		$9.61	$14.19		$13.46		$13.87	$13.72
Net investment income	0.63		0.62	0.81		0.81		0.69	0.76
Net realized gain/(loss) on investments, swaps, futures and foreign currency transactions	0.21		3.02	(4.35)		0.88		0.14	0.21
Dividends to preferred shareholders from net investment income	–		–	(0.07)		(0.18)		(0.16)	(0.10)
Total from investment operations applicable to common shareholders	0.84		3.64	(3.61)		1.51		0.67	0.87
Distributions to common shareholders from:
Net investment income	(0.42)		(0.92)	(1.02)		(0.78)		(0.98)	(0.72)
Tax return of capital	–		(0.67)	–		–		(0.10)	–
Total distributions	(0.42)		(1.59)	(1.02)		(0.78)		(1.08)	(0.72)
Effect of Fund shares repurchased	(0.03)		0.01	0.05		–		–	–
Net asset value per common share, end of period	$12.06		$11.67	$9.61		$14.19		$13.46	$13.87
Market value, end of period	$12.43		$11.70	$8.20		$12.97		$13.00	$13.05

Total Investment Return Based on(2):
Market value	10.06%		68.04%	(30.80%	)	5.90%		8.23%	(1.94%	)
Net asset value	7.05%		43.04%	(25.87%	)	11.90%		5.43%	6.50%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$108,847		$105,075	$86,743		$132,036		$125,229	$129,080
Average net assets applicable to common shareholders (000 omitted)	106,521		92,052	120,990		126,436		125,426	131,739
Operating expenses	2.55%	(5)	3.30%	2.47%	(4)	1.93%	(4)	2.02% (4)	1.71%	(4)
Operating expenses without reimbursement	2.55%	(5)	3.33% (7)	2.47%	(4)	1.93%	(4)	2.02% (4)	1.71%	(4)
Operating expenses, excluding interest expenses	1.93%	(5)	2.52%	1.91%		1.93%		2.02%	1.71%
Net investment income	10.72%	(5)	6.02%	5.63%	(3)	4.63%	(3)	3.97% (3)	4.65%	(3)
Portfolio turnover	20%		63%	42%		71%		30%	36%
Senior securities (loan facility) outstanding (000 omitted)	$40,000		$30,000	$30,000		–		–	–
Senior securities (preferred stock) outstanding (000 omitted)	–		–	–		$30,000		$30,000	$30,000
Asset coverage ratio on revolving credit facility at period end(6)	372%		450%	389%		–		–	–
Asset coverage per $1,000 on revolving credit facility at period end	$3,721		$4,502	$3,891		–		–	–
Asset coverage ratio on preferred stock at period end(6)	–		–	–		540%		517%	530%
Asset coverage per share on preferred stock at period end	–		–	–		$135,030		$129,357	$132,566

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 10.72%, 6.02%, 6.13%, 5.93%, 5.13% and 5.35%, respectively.
(4)	Includes expenses of both preferred and common stock.
(5)	Annualized.
(6)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowing, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings. See Notes to Financial Statements.
(7)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund’s principal investment objective is to provide high current income by investing primarily in debt securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and Hong Kong Special Administrative Region. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s or BBB- by S&P. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in a portfolio of debt securities from issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in debt securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in debt securities of issuers in Sub-Investment Grade Developing Markets whether or not denominated in the currency of such country. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for federal tax purposes.

(a) Securities Valuation:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Fund’s Board of Directors (“Board of Directors”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Directors.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Directors. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Directors. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the six months ended April 30, 2010, there have been no significant changes to the Fund’s valuation procedures.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value.

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of April 30, 2010. For further information, please refer to the Portfolio of Investments that begins on page 7.

Assets	Level 1*	Level 2*	Level 3
Fixed Income Investments
Long-Term Fixed Income Investments	$–	$142,504,727	$–
Short-Term Investments	–	1,500,000	–
Total Investments	$–	$144,004,727	$–
Other Financial Instruments
Interest Rate Swap Agreements	$–	$–	$–
Futures Contracts	11,131	–	–
Forward Foreign Currency Exchange Contracts	–	16,470	–
Total Other Financial Instruments	–	16,470	–
Total Assets	$–	$144,021,197	$–
Liabilities
Other Financial Instruments
Interest Rate Swap Agreements	$–	$(414,307)	$–
Futures Contracts	(78,069)	–	–
Forward Foreign Currency Exchange Contracts	–	(220,411)	–
Total Liabilities – Other Financial Instruments	$(66,938)	$(634,718)	$–

*	At April 30, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For the period ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. As of April 30, 2010, there were no repurchase agreements outstanding.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest, and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

(d) Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Swaps:

The Fund enters into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, at a price set at the time of the contract. The Fund may enter into Forward Contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

Summary of Derivative Instruments

The Fund has adopted Accounting Standards Codification 815, “Disclosure about Derivative Instruments and Hedging Activities.” The Fund may use derivatives for various purposes. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2010:

	Asset Derivatives		Liability Derivatives
	2010		2010
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments and its risk exposure

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$414,307

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward and spot foreign currency exchange contracts	16,470	Unrealized depreciation on forward foreign currency exchange contracts	220,411

Futures contracts (market risk)*	Variation margin receivable for futures contracts	11,131	Variation margin payable for futures contracts	78,069
Total		$27,601		$712,787

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The Effect of Derivative Instruments on the Statement of Operations

Six Months Ended April 2010

Amount of Realized Gain (Loss) on

Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments under Statement 133 (a)	Location of Gain or (Loss) On Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies
Interest rate swaps (interest rate risk)		$(264,162)	$(90,540)
Forward foreign exchange contracts (foreign exchange risk)		1,061,038	(446,889)
Futures contracts (market risk)		(90,652)	91,861
Total		$706,224	$(445,518)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the six months ended April 30, 2010.

(f) Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(g) Recent Accounting Pronouncements:

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures – Overall”. The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Fund has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end. A significant transfer is a transfer, in aggregate, whose value is greater than 5% of the net assets of the Fund on the recognition date.

(h) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies. Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the functional currencies (Australian Dollar, Canadian Dollar or British Pound) into U.S. dollars or another functional currency and realized currency gains and losses on non-functional currencies are recognized for U.S. tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years in the period ended October 31, 2009 are subject to such review.

(i) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets Applicable to Common Shareholders and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency, but does not include cash at brokers in segregated accounts for financial futures because it is designated as collateral.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings, for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Fund’s Investment Manager informed the

Fund that it paid $131,609 to the Investment Adviser during the six months ended April 30, 2010. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser will receive an annual fee paid by the Investment Manager based on average weekly Managed Assets of the Fund at the following annual rates: 0.17% of the Fund’s average weekly Managed Assets up to $200 million; 0.16% of Managed Assets between $200 million and $500 million; 0.15% of Managed Assets in excess of $500 million.

The Investment Manager had previously entered into an agreement with CIBC World Markets Inc., which served as a consultant to the Fund. This agreement was terminated on April 22, 2010. The Fund paid CIBC World Markets Inc. $2,500, for services rendered for the period November 1, 2009 thru April 22, 2010.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Advisor, and Sub-Adviser is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly. Through January 31, 2010, AAMI received a fee an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Effective February 1, 2010 the annual fee rate is annual rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. In December 2009, the Board of Directors approved an amended Investor Relations Services Agreement, effective March 1, 2010, that includes enhanced investor relations services for the Fund. During the six months ended April 30, 2010, the Fund incurred fees of approximately $36,860. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Investment Transactions

Purchases and sales of securities (excluding short-term securities), for the six months ended April 30, 2010, were $37,461,882 and $26,397,695, respectively.

4. Common Stock

There are 300 million shares of $.001 par value common stock authorized. At April 30, 2010, there were 9,028,669 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2010 and fiscal year ending October 31, 2009, the Fund repurchased 0 and 31,000 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 21.2% during the fiscal year ended October 31, 2009.

5. Revolving Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was amended with effect on March 4, 2010, to increase the facility from US$30,000,000 to US$40,000,000. The outstanding balance on the loan as of April 30, 2010 is US$40,000,000. For the six months ended April 30, 2010, the average interest rate on the loan facility was 2.01% and the average balance of the revolving credit loan facility was $31 million. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the line of credit may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. The loan facility was renewed for another 364 day term on March 4, 2010. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain an NAV of no less than $90 million.

6. Portfolio Investment Risks

(a) Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(c) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Cost of Investments

The United States Federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2010 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$131,637,814	$13,553,538	$(1,186,625)	$12,366,913

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2010. However, the following are details relating to subsequent events that occurred since April 30, 2010.

The Fund declared monthly distributions of 7.0 cents per share payable on June 11, 2010 and July 16, 2010 to common shareholders of record as of May 28, 2010 and June 30, 2010, respectively.

At a meeting held on May 5, 2010, the Board of Directors approved a change of the Fund’s Transfer Agent. Effective September 24, 2010 Computershare Trust Company, N.A. will replace the Bank of New York Mellon Corporation as the Transfer Agent.

10. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Fund.

The report of the financial statements, previously issued by PwC for the Fund for the two most recent fiscal year ended October 31 2008, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such period.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, March 5, 2010 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1.	To elect two directors to serve as Class III directors for three year terms and until their successors are duly elected and qualify:

	Votes For	Votes Withheld
Martin J. Gilbert	7,768,527	105,227
Neville J. Miles	7,769,064	104,690

Directors whose term of office continued beyond this meeting are as follows: P. Gerald Malone, William J. Potter, Peter D. Sacks, and John T. Sheehy.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Megan Kennedy, Vice President and Secretary

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Andrea Melia, Treasurer and Principal Accounting Officer

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Kevin Daly, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Stuart Gray, Vice President

Anthony Michael, Vice President

John Murphy, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Matthew Keener, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Management Investment Services Limited

Bow Bells House,

1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2010, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE Amex Equities exchange under the symbol “FCO.” Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2  –  Code of Ethics.

Not applicable to this filing.

Item 3  –  Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4  –  Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5  –  Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6  –  Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7  –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8  –  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not required to be included in this filing

(b)	During the period ended April 30, 2009, there were no change in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 9, 2010.

Item 9  –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2009	0	0	0	900,512
December 1 through December 31, 2009	0	0	0	901,098
January 1 through January 31, 2010	0	0	0	901,695
February 1 through February 29, 2010	0	0	0	902,275
March 1 through March 31, 2010	0	0	0	902,275
April 1 through April 30, 2010	0	0	0	902,867
Total	0	0	0	—

1	The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10  –  Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2010, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11  –  Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12  –  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/S/ CHRISTIAN PITTARD
Christian Pittard,
President of
Aberdeen Global Income Fund, Inc.

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ CHRISTIAN PITTARD
Christian Pittard,
President of
Aberdeen Global Income Fund, Inc.

Date: June 29, 2010

By:	/S/ ANDREA MELIA
Andrea Melia,
Treasurer of
Aberdeen Global Income Fund, Inc.

Date: June 29, 2010

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications